Consent of Independent Auditors

      We consent to the incorporation by reference in:  (i)
the  Registration Statement Number 33-21598  on  Form  S-8,
(ii) the Registration Statement Number 33-49040 on Form S-8
and  (iii)  the Registration Statement Number  33-64110  on
Form  S-8  pertaining  to the 1987  Stock  Option  Plan  of
Electrosource, Inc.; (i) the Registration Statement  Number
33-22223  on  Form  S-8,  (ii) the  Registration  Statement
Number   33-35856  on  Form  S-8,  (iii)  the  Registration
Statement  Number  33-49042  on  Form  S-8  and  (iv)   the
Registration  Statement  Number  33-64108   on   Form   S-8
pertaining  to the 1988 Non-Employee Director Stock  Option
Plan  of  Electrosource,  Inc.; the Registration  Statement
Number  33-65386 on Form S-8 pertaining to  the  1993  Non-
Employee  Consultant  Stock Option Plan  of  Electrosource,
Inc.; the Registration Statement Number 33-63363 on Form S-
8   pertaining   to   the  1994  Stock   Option   Plan   of
Electrosource, Inc.; the Registration Statement  (Amendment
Number   2  to  Form  S-3  Number  33-63361)  and   related
Prospectus  for  the  registration  of  185,934  shares  of
Electrosource,   Inc.,  common  stock;   the   Registration
Statement   (Form   S-3  Number  333-04637)   and   related
Prospectus  for  the  registration  of  80,610  shares   of
Electrosource,   Inc.   common  stock;   the   Registration
Statement   (Form   S-3  Number  333-10715)   and   related
Prospectus  for  the  registration  of  1,231   shares   of
Electrosource,  Inc.,  common stock; and  the  Registration
Statement   (Form   S-3  Number  333-20103)   and   related
Prospectus for the registration of 160,000 shares of Electrosource, Inc., common stock of our report dated
February 28, 1997, with respect to the financial statements of Electrosource, Inc., included in this Annual Report on Form 10-K for the year ended December 31, 1996.


                                         /s/
                                   ERNST & YOUNG LLP

Austin, Texas
March 24, 1997